Dispositions and Discontinued Operations	3 Months Ended
Mar. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
Dispositions and Discontinued Operations
Discontinued Operations
In May 2013, the Company entered into an agreement to sell eleven inland barge rigs, which comprised the majority of the Inland segment fleet, and related assets for $45 million, and in July 2013 the Company closed on the sale of these Inland assets. Additionally, the Company had previously entered into a separate agreement to sell its Hercules 27 inland barge rig for $5.0 million, which closed in August 2013. As a result of these sales, the results of operations of the Inland barge assets included in the sales are reflected in the Consolidated Statements of Operations for the three months ended March 31, 2013 and 2012, as discontinued operations. The remaining assets of the Inland segment, which included spare equipment, one cold stacked barge and a barge that will be used as a training rig, have been transferred to the Domestic Offshore segment. The historical results of Domestic Offshore have also been recast to include the operating results of these assets.
In June 2013, the Company entered into an agreement to sell its U.S. Gulf of Mexico Liftboats and related assets. On July 1, 2013, the Company closed on the sale of the liftboats and related assets and received proceeds of approximately $54.4 million. As a result of the Domestic Liftboat sale, the results of operations of the Domestic Liftboats assets included in this sale have been reflected in the Consolidated Statements of Operations for the three months ended March 31, 2013 and 2012 as discontinued operations. In 2012, the Company transferred one vessel, Kingfish, from its Domestic Liftboats segment to its International Liftboats segment. The historical results generated by the Kingfish, that were previously reported in the Domestic Liftboats segment are reported in the International Liftboats segment. As a result of this transfer, the historical results of International Liftboats have also been recast to include the operating results of this asset.
Interest charges have been allocated to the discontinued operations of the Inland and Domestic Liftboats segments in accordance with FASB ASC 205-20, Discontinued Operations. The interest was allocated based on a pro rata calculation of the net assets sold as compared to the Company's consolidated net assets. Interest allocated to discontinued operations of the Inland segment was $0.8 million and $0.9 million for the three months ended March 31, 2013 and 2012, respectively. Interest allocated to discontinued operations of the Domestic Liftboats segment was $0.6 million and $0.7 million for the three months ended March 31, 2013 and 2012, respectively.
Operating results included in discontinued operations were as follows:

	Three Months Ended March 31,
	2013	2012
	(in thousands)
Inland:
Revenue	$4,348	$4,333
Loss Before Income taxes	$(4,785)	$(4,659)
Income Tax Benefit	350	1,872
Loss from Discontinued Operations, Net of Taxes	$(4,435)	$(2,787)
Domestic Liftboats:
Revenue	$14,784	$10,151
Loss Before Income Taxes	$(701)	$(2,666)
Income Tax Benefit	—	947
Loss from Discontinued Operations, Net of Taxes	$(701)	$(1,719)
Total:
Revenue	$19,132	$14,484
Loss Before Income Taxes	$(5,486)	$(7,325)
Income Tax Benefit	350	2,819
Loss from Discontinued Operations, Net of Taxes	$(5,136)	$(4,506)